Exhibit 99.1
MedAire Shareholder Briefing May 2006

The Paradox of MedAire
·
· Valuable Product
· Loyal Clients
· Great People
· Net Operating Losses

Consolidated Statement of Operations
Years ‘03, ’04 & ‘05

	2005	2004	2003
Revenues, net			
Services	$ 19,022,266	$ 15,996,440	$ 10,080,089
Equipment	5,931,951	6,431,748	5,217,537
Education	3,409,164	2,930,168	2,300,136
Total revenues, net	28,363,381	25,358,356	17,597,762
Costs of revenues			
Services	12,344,089	10,835,757	6,391,167
Equipment (Note 10)	4,222,814	4,448,346	4,084,415
Education	1,814,396	1,690,619	1,529,243
Total costs of revenues	18,381,299	16,974,722	12,004,825
Gross profit	9,982,082	8,383,634	5,592,937
Operating expenses			
Sales and marketing	4,523,853	4,157,571	3,723,816
General and administrative (Note 10)	5,195,090	3,341,371	2,201,412
Fees to MedCrew, a related party (Note 10)	—	—	360,000
Compensation to related party (Note 14)	—	—	714,567
Depreciation and amortization	953,604	995,501	596,109
Total operating expenses	10,672,547	8,494,443	7,595,904
Operating loss	(690,465)	(110,809)	(2,002,967)
Other income (expense)			
Gain on sale of mining rights (Note 7)	273,465	66,900	98,823
Gain on sale of marketable securities	—	—	22,251
Interest income	42,959	23,116	21,759
Interest expense	(20,857)	(43,069)	(77,304)
Total other income	295,567	46,947	65,529
Net loss before income taxes	(394,898)	(63,862)	(1,937,438)
Income tax expense (benefit) (Note 8)	—	958,437	(866,600)
Net loss before minority interest	(394,898)	(1,022,299)	(1,070,838)
Minority interest in net income of consolidated subsidiary	—	—	(149,454)
Net loss	$ (394,898)	$ (1,022,299)	$ (1,220,292)
Net loss per common share, basic and diluted	$ (0.01)	$ (0.02)	$ (0.02)

Shareholder Briefing
New Company Goals — Profitable Growth
- Cost Control — Product / Distribution Development — Customer Satisfaction — Personnel Development

Profitable Growth
Focus on core strengths
Grow share of wallet in core markets Sell our core products/services
Review profitability of contracts, products and markets
Expertise

MedAire’s Core Strengths
MedLink
24/7 Global Medical Assistance
Emergency Response.
Real-time assistance in managing the situation from MedAire’s board-certified accident and emergency physicians.
Management of In-Flight/Onboard Illness and Injury. We provide the expertise to manage the patient remotely until on-site professional medical care becomes available.
Mission Logistics Support.
When access to medical care is reached, MedAire provides mission logistics support through a worldwide network of medical and security professionals.

MedAire’s Core Strengths
Medical Kits, AED, Oxygen Devices, Vital Sign Monitors
MedAire provides equipment and supplies specific to the environment where it is needed.
The amount and type of equipment provided is based on statistical analysis of historical data as well as professional analysis of the environment where it is to be used.
The equipment is also designed to the MedAire training level of the care giver as well as the degree to which our doctors can coach in its use.

MedAire’s Core Strengths
Managing In-flight and Onboard Illness & Injury
MedAire provides training to care givers that is appropriate to the remote environment they work in.
The training goes beyond first aid CPR to include teaching how to manage the patient when there is no access to professional care.
Training is specific and integrated to the equipment provided to the remote site as well as the expertise provided by MedAire’s accident and emergency physicians.

Profitable Growth
Focus on core strengths
Grow share of wallet in core markets
Sell our core products/services
Review profitability of contracts, products and markets

Grow Share of Wallet in Core Markets
Commercial Airlines -66% U.S. market share - 30% market share in the world
Corporate Aviation -60% U.S. market share (heavy jets) — 3,000 covered — 20% market share in the world
-

Grow Share of Wallet in Core Markets
Luxury Yachts — 500 yachts over 125 ft. — 10% of global market share
Commercial Shipping -1,900 ships covered -Small fraction of global market

Profitable Growth
· Focus on core strengths
· Grow share of wallet in core markets
• Sell our core products/services
· Review profitability of contracts, products and markets

Sell Our Core Products/Services



- Commercial Airlines
  - Expertise - MedLink, Passenger Assistance Services, Gate Screening, Crew Assistance
  - Equipment - Medical Kits, AEDs, Oxygen
  - Education - Train the Trainer
- Corporate Aviation
  - Expertise - MedLink, Mission Logistics Support
  - Equipment - Medical Kits, AEDs
  - Education - Management of Onboard Illness and Injury, Hangar Safety
- Luxury Yachts
  - Expertise - MedLink, Mission Logistics Support
  - Equipment - Medical Kits, AEDs
  - Education - Management of Onboard Illness and Injury
- Commercial Shipping
  - Expertise - MedLink
  - Equipment - Medical Kits, AEDs, Pharmaceuticals
  - Education – Management of Onboard Illness and Injury

MedAire

ISO 9001

Profitable Growth
Focus on core strengths
Grow share of wallet in core markets Sell our core products/services
Review profitability of contracts, products and markets
- Exit non-profitable lines of business such
as Global Doctor Clinics — Resolve underperforming contracts

Shareholder Briefing New Company Goals — Profitable Growth
- Cost Control — Product Development and Distribution — Customer Satisfaction — Personnel Development

-
~S.CONT Cost Control Cost control reviews — contracts with key service providers — direct expenses for all departments
-consulting agreements — insurance costs
Create culture of efficiency and frugality

Shareholder Briefing New Company Goals — Profitable Growth — Cost Control
- Product Development and Distribution — Customer Satisfaction — Personnel Development

Product Development
Commercial Airlines Business and General Aviation Luxury Yachts Commercial Shipping

Distribution
Review U.S. Distribution Model Channel Sales Strategy Expand Overseas
- Review of Farnborough organization — Develop and implement strategy to enter other overseas markets

International Distribution
Sales based on location of client
S17.6S2 2.704
~959 944
733 649 525
492 402 238
200 137 99 96 S4
78 74
55
United States Uiuled Kingdom China Other countries Australia
Thailand .. T..T..,,TT,,T Indonesia
L“uil*d Arab Emiratts
Canada Portugal Mexico
Switzerland Saudi Arabia
Liixemborg
The Netherlands.....
Italy Brazil
28.363
Hong Kong., Total
17.682
TOTAL US
106S1
TOTAL XON US..
Percentage of sales based on location of sales resource
United States 83% United Kingdom 17%

Shareholder Briefing New Company Goals — Profitable Growth — Cost Control — Product / Distribution Development
- Customer Satisfaction — Personnel Development

Customer Satisfaction
Review of Global Services organization New operating systems
- Redundant ops system — New phone system
Improved online information through agreement with International SOS
Expanded account management resources
Maintain ISO certification

Shareholder Briefing New Company Goals — Profitable Growth — Cost Control — Product Development & Distribution — Customer Satisfaction — Personnel Development

~S.CONT Personnel Development Strong Board of Directors Management Team — Results driven and compensated — On-board with new direction
Systematic review of each organization
- MedSpace Q1 example
•Increased sales •Reduced COGS •Reduced direct costs — Culture of accountability and contribution

Questions?

MedAire Information
Stock symbol: Exchange: Market cap: Stock price Outstanding shares Avg daily trading vol. (3m) Corporate office
Website Investor contact:
WIDE
Australian Stock Exchange (ASX)
USD $21.3M (as of April 1, 2006) USD $0.37 (as of April 1, 2006)
57,453,583
20,835
80 E. Rio Salado Pkwy, Suite 610 Tempe, Arizona 85281
www.medaire.com
James A. Williams Chief Executive Officer +1.480.333.3700

Safe Harbor
There are statements in this presentation that are not historical facts. These “forward-looking statements” can be identified by the use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. These risks and uncertainties include unanticipated trends in the various markets we serve, changes in health care, telemedicine or insurance regulations and economic and competitive conditions, governmental regulation and legal costs and our ability to stay abreast of increasing technology demands.
The forward looking statements included in this presentation do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.
Investors should consult the Company’s reports filed with the ASX and SEC for additional information about these and other risks and uncertainties.